Franklin BSP Realty Trust Supplemental Information Second Quarter 2022

Important Information 2 The information herein relates to the Company’s business and financial information as of March 31, 2022 and does not reflect subsequent developments. Risk Factors Investing in and owning our common stock involves a high degree of risk. See the section entitled “Risk Factors” in our Annual Report on Form 10-K filed February 25, 2022 and in our Quarterly Report on Form 10-Q filed May 4, 2022 for a discussion of these risks. Forward-Looking Statements Certain statements included in this presentation are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Franklin BSP Realty Trust, Inc. (“FBRT” or the “Company”) and may include the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that could cause actual outcomes to differ materially from our forward-looking statements include, the extent of any recoveries on delinquent loans, continuing adverse effects from the COVID-19 pandemic on our financial condition, operating results and cash flows, and the financial stability of our borrowers, and the other factors set forth in the risk factors section of our most recent Form 10-K and Form 10-Q. The extent to which these factors impact us and our borrowers will depend on future developments, which are highly uncertain and cannot be predicted with confidence. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law. Additional Important Information The summary information provided in this presentation does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of the Company. This summary is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted. This summary is not advice, a recommendation or an offer to enter into any transaction with us or any of our affiliated funds. There is no guarantee that any of the goals, targets or objectives described in this summary will be achieved. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal, ERISA or tax advice or investment recommendations. Investors should also seek advice from their own independent tax, accounting, financial, ERISA, investment and legal advisors to properly assess the merits and risks associated with their investment in light of their own financial condition and other circumstances. The information contained herein is qualified in its entirety by reference to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. You may obtain a copy of the most recent Annual Report or Quarterly Report by calling (844) 785-4393 and/or visiting www.fbrtreit.com. PAST PERFORMANCE IS NOT A GUARANTEE OR INDICATIVE OF FUTURE RESULTS. INVESTMENTS INVOLVE SIGNIFICANT RISKS, INCLUDING LOSS OF THE ENTIRE INVESTMENT. There is no guarantee that any of the estimates, targets or projections illustrated in this summary will be achieved. Any references herein to any of the Company’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objective of the Company will be achieved. Any investment entails a risk of loss. An investor could lose all or substantially all of his or her investment. Please refer to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for a more complete list of risk factors. The following slides contain summaries of certain financial information about the Company. The information contained in this presentation is summary information that is intended to be considered in the context of our filings with the Securities and Exchange Commission and other public announcements that we may make, by press release or otherwise, from time to time.

FBRT 2Q 2022 Financial Update 3

FBRT 2Q 2022 Financial Update: Second Quarter 2022 Highlights 4 1. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the vesting of our outstanding equity compensation awards. 2. Please see appendix for GAAP net income to Distributable Earnings and Run-Rate Distributable Earnings calculation. 3. Cost of debt is shown before discount and transaction costs. Earnings ― GAAP Net Income (Loss) of ($25.7) million or ($0.34) per fully converted share (1) ― Distributable Earnings (2) of $30.7 million or $0.29 per fully converted share (1) ― Declared a cash dividend of $0.355 per share, representing a yield of 9.0% on book value per share, fully converted(1) or a yield of 9.3% on share price of $15.23 as of 7/25/22 Capitalization ― Book value per share, fully converted is $15.81 (1) ― Net debt to equity is 2.4x; recourse net debt to equity is 0.5x ― Closed BSPRT 2022-FL9 in June 2022, a $803 million managed CLO with an advance rate of 83.5%, weighted average interest rate of S+280 (3) and a 2-year reinvestment period ― 76% of financing sources are non-mark-to-market on our core book (excludes repo-securities) Investments ― Core portfolio: closed $1.0 billion of new loan commitments and funded $907 million of principal balance including future funding on existing loans. Received loan repayments of $217 million for a net core portfolio growth of $690 million in the quarter ― Conduit: sold $162 million of conduit loans in the quarter ― ARMs portfolio: less than 2% of total equity is remaining in the Adjustable-Rate Mortgage Securities (“ARMs”) portfolio Portfolio ― Core portfolio of 174 CRE loans and $5.3 billion of principal balance, average size of $30 million. Two loans on non-accrual

FBRT 2Q 2022 Financial Update:
QTD Highlights

FRANKLIN BSP REALTY TRUST

Income Statement	
Net interest income / other income	$37.3
Operating expenses [1]	(18.0)
Trading and derivatives gain/(loss) on ARMs	(15.5)
Provision for credit loss	(32.5)
Other income/(loss)	3.0
GAAP net income (loss)	**(25.7)**
Adjustments to GAAP net income (loss) [2]	56.5
Distributable Earnings [2]	**$30.7**
Realized trading and derivatives (gain)/loss on ARMs	(5.9)
Run-Rate Distributable Earnings [2]	**$24.8**
Run-Rate Distributable Earnings per share, fully converted [2],[3]	$0.22
Run-Rate Distributable Earnings return on common equity [2]	5.4%
GAAP net income (loss) per share, fully converted [3]	($0.34)
GAAP return on common equity	(8.3%)
Distributable Earnings per share, fully converted [2], [3]	**$0.29**
Distributable Earnings return on common equity [2]	**7.0%**
Dividend per share	$0.355
Dividend per share yield on book value	9.0%

Balance Sheet - Assets	
Total core portfolio - end of quarter	$5,182.5
Total ARMs - end of quarter	$270.4
Cash - end of quarter	$457.2
Other Assets - end of quarter	$351.8
Total assets - end of quarter	$6,261.9
Core loan total commitment in the quarter	**$1,020.3**
Net originations required for stabilization	**$1,017.5**
Target core portfolio at stabilization	**$6,200.0**

Balance Sheet - Debt & Equity	
Collateralized loan obligations	3,203.6
Warehouse	832.0
Repo - Securities	293.3
Asset specific financings	71.2
Unsecured Debt	98.6
Total Debt	**$4,498.7**
Preferred Equity [4]	355.5
Common Stock/Retained Earnings [5]	1,332.2
Total equity [4]	1,687.7
Net debt/total equity	**2.39x**
Recourse net debt/total equity	**0.50x**
Book value per share, fully converted [3]	**$15.81**

Note: All numbers in millions except per share and share data.

1. Does not include conduit operating expenses which are reported under Other income / (loss).
2. Please see appendix for the detail on the adjustments from GAAP net income to Distributable Earnings and Run Rate Distributable Earnings.
3. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the vesting of our outstanding equity compensation awards.
4. Includes $7 million of preferred equity that converts to common equity on 10/19/22, subject to FBRT's right to accelerate the conversion, and $90 million of preferred equity that converts to common equity on 1/19/23, subject to the holder's right to accelerate the conversion. These amounts are reflected as temporary equity on the consolidated balance sheets. The remaining $258 million of preferred equity represents the E class, which does not convert to common equity.
5. Includes non-controlling interest.

5

FBRT 2Q 2022 Financial Update: Book Value Per Share, Fully Converted 6 Book Value Per Share Roll (1) 1. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the vesting of our outstanding equity compensation awards. 2. Please see appendix for GAAP net income to Distributable Earnings calculation. Distributable earnings per share shown is net of the preferred equity E class distribution. 3. Represents the difference between distributable earnings and GAAP net income (loss) for the Securities segment. (2) (3)

FBRT 2Q 2022 Financial Update: Earnings and Distributions 7 Note: All numbers in millions except per share data. 1. Please see appendix for GAAP net income to Distributable Earnings and Run-Rate Distributable Earnings calculation. 2. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the vesting of our outstanding equity compensation awards. GAAP Net Income (Loss) ($M)Distributable Earnings ($M) (1) Run-Rate Distributable Earnings (1) $48.2 $40.1 $30.1 $30.0 $38.5 ($72.9) ($22.5) ($25.7) 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22$26.6 $32.7 $40.0 $34.6 $12.1 $30.7 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 $24.8 $0.275 $0.275 $0.355 $0.355 $0.355 $0.355 Dividend per share $0.47 $0.57 $0.69 $0.52 $0.39 $0.22 Run-Rate Distributable Earnings per share, fully converted (1), (2) 170% 206% 195% 147% 111% 62% Run-Rate Distributable Earnings dividend coverage, fully converted (1),(2)

FBRT 2Q 2022 Financial Update: Core Loan Originations 8Note: All numbers in millions. Numbers in charts above represent principal balance. 1. Includes full paydowns, dispositions, partial paydowns and amortization. 2Q 2022 YTD 2022 Total Commitment $5,907 $1,020 Total Commitment $5,070 (1)(1) Total Commitment $4,815 $1,623 Total Commitment $5,907 +$837M Total Commitment +$1.1Bn Total Commitment

FBRT 2Q 2022 Financial Update: Capitalization Overview 1. On our core book (excluding repo-securities), 76% of financings are non-mark-to-market. 9 Collateralized Loan Obligations 71% Warehouse 18% Repo - Securities 7% Asset Specific Financings 2% Unsecured Debt 2% Financing Sources (1) FBRT average debt cost including financing costs was 2.9% in 2Q22 vs. 1.4% last quarter Net Leverage $4.5Bn Total Debt 0.50x 2.39x 0.00x 0.50x 1.00x 1.50x 2.00x 2.50x 3.00x Recourse Leverage Total Leverage

FBRT 2Q 2022 Financial Update: Financing Detail 10 CLO Name Debt Amount (2) Reinvest End Date Cost of Debt BSPRT 2018-FL4 Called 2Q22 n/a n/a BSPRT 2019-FL5 $293 million Ended L + 1.65% BSPRT 2021-FL6 $585 million 9/15/23 L + 1.42% BSPRT 2021-FL7 $722 million 12/15/23 L + 1.64% BSPRT 2022-FL8 $960 million 2/15/24 S + 1.72% BSPRT 2022-FL9 (4) $671 million 7/15/24 S + 2.80% Total $3,231 million CLO reinvestment available $11 million Repo – Securities (outstanding) $293 million Name Commitment (1) Barclays (Warehouse) $500 million Wells Fargo $500 million JP Morgan $500 million Credit Suisse $300 million Barclays (Secured Revolver) $250 million Security Benefit Life Insurance Company (Unsecured Revolver) $100 million Sterling National Bank loan participation $40 million Customers Bank loan participation $7 million Total $2,197 million Liquidity at 6/30/22 (3) ~$1.8 billion 1. Commitment for loans. Excludes bond repurchase agreements 2. Outstanding balance at June 30, 2022 and net of tranches held by FBRT. 3. Represents warehouse and revolver availability, cash and CLO reinvestment available. 4. Cost of debt is shown before discount and transaction costs. CLOs Warehouse/Revolver/Other

Portfolio 11

Portfolio: ARMs Securities 12Note: All numbers in millions except marks. 9/30/21 represents the date at which the equity exchange ratio was determined for the merger with Capstead. ARMs Portfolio Balances ($M) and Marks Total Change in portfolio - (2,567) (2,618) (1,613) (66) (6,864) Portfolio size vs. 9/30 - 64.0% 27.3% 4.7% 3.8% 3.8% $7,134 $4,567 $1,949 $336 $270 $104.1 $103.0 $101.5 $101.8 $100.3 99.70 104. 70 109. 70 114. 70 119. 70 124. 70 129. 70 $0 $1, 00 $2, 00 $3, 00 $4, 00 $5, 00 $6, 00 $7, 00 9/30/21 12/31/21 3/31/22 5/16/22 6/30/22 Balance Marks

Portfolio: Core Loan Portfolio Composition 13 Mezzanine 0.3% Senior 99.7% New England 1% Mideast 15% Great Lakes 3% Plains 1% Southeast 36% Southwest 36% Rocky Mountain 1% Far West 5% Various 2% Floating 98% Fixed 2% Portfolio Summary Collateral Summary Collateral by Region Rate Type Portfolio Overview − Total portfolio of $5.3 billion − 170 senior loans with average size of ~$31 million − 4 mezzanine loans with average size of ~$4 million − Two non-performing loans Multifamily 75% Office 9% Hospitality 9%Retail 3% Industrial 1% Mixed-Use 1% Self-Storage 1% Other 1%

Portfolio: Core Originations in the Quarter 14 Note: All numbers in millions. Charts shown above are based on the initial funding/unpaid principal balance of the newly originated loans. 1. All-in coupon based on 6/30 LIBOR and SOFR indexes − Originated 19 loans for a total commitment of $1.0 billion ($843 million of initial funding and $177 million of future funding) − Weighted average spread of 4.30% with an all-in coupon of approx. 6.00%1. Weighted average originations and exit fees of 1.1% and 0.1%, respectively By Collateral By Region By State Overview North Carolina 39% Georgia 17% Various 13% Texas 11% Virginia 7% Kentucky 7% Other 7% Multifamily 87% Retail 13% Southeast 71% Various 13% Southwest 11% Far West 4%

Portfolio: Core Portfolio - Case Studies: Watch List Loans (Risk Rating 4&5) 15 Investment Brooklyn Hotel Single Tenant Retail Portfolio Loan Type Floating Rate Senior Loan Floating Rate Senior Loan Investment Date Q4 2017 Q2 2022 Default Date Q2 2019 Q2 2022 Collateral 147-Key Hotel 24 Freestanding Retail Properties Loan Purpose Refinance Refinance Location Brooklyn, New York Various Total Commitment $57 million $113 million Principal Amount $57 million $113 million Spread L + 5.2% S + 4.5% Loan Risk Rating 4 5

Appendix 16

Appendix:
Core Portfolio - FBRT Portfolio Details – Top 15 Loans

FRANKLIN BSP REALTY TRUST

	Loan Type	Origination Date	Total Commitment	Principal Balance	Carrying Value	Spread	All-in Yield [1]	Fully Extended Maturity	State	Collateral Type	As-is LTV [2]
Loan 1	Senior Loan	6/1/22	$153	$127	$126	+ 3.95%	6.13%	6/9/27	North Carolina	Multifamily	67.5%
Loan 2	Senior Loan	5/26/21	129	75	74	+ 6.50%	8.94%	6/9/26	Florida	Multifamily	—%
Loan 3 [3]	Senior Loan	4/18/22	113	113	112	+ 4.50%	7.60%	5/9/24	Various	Retail	n/a
Loan 4	Senior Loan	1/30/18	100	14	14	+ 4.50%	6.54%	12/31/22	New York	Multifamily	22.4%
Loan 5	Senior Loan	10/8/21	89	89	88	+ 2.75%	4.70%	10/9/26	District of Columbia	Multifamily	50.3%
Loan 6	Senior Loan	6/1/22	86	81	80	+ 3.95%	6.13%	6/9/27	North Carolina	Multifamily	71.8%
Loan 7	Senior Loan	2/25/22	86	86	86	+ 3.24%	5.41%	3/9/26	New Jersey	Multifamily	60.0%
Loan 8	Senior Loan	2/24/22	86	86	85	+ 3.15%	5.57%	3/9/27	North Carolina	Multifamily	69.6%
Loan 9	Senior Loan	12/15/21	84	78	78	+ 3.21%	5.14%	1/9/27	North Carolina	Multifamily	76.1%
Loan 10	Senior Loan	2/10/22	82	82	82	+ 3.20%	5.26%	2/9/27	Florida	Multifamily	74.5%
Loan 11	Senior Loan	12/21/21	79	78	78	+ 3.45%	5.33%	1/9/27	Florida	Multifamily	78.8%
Loan 12	Senior Loan	3/31/21	79	73	73	+ 2.95%	4.94%	4/9/26	Texas	Multifamily	72.6%
Loan 13	Senior Loan	12/20/21	74	65	65	+ 6.14%	8.80%	7/9/26	New York	Multifamily	74.7%
Loan 14	Senior Loan	5/18/22	71	71	70	+ 3.80%	5.97%	6/9/27	Georgia	Multifamily	77.9%
Loan 15	Senior Loan	6/14/22	71	69	68	+ 3.45%	5.94%	6/9/27	Georgia	Multifamily	71.6%
Loans 16 - 174	Senior & Mezz Loans	Various	4,527	4,066	4,051	+ 3.85%	6.18%	Various	Various	Various	69.0%
CECL Reserve					(48)						
Total/Wtd. avg.			**$5,907**	**$5,252**	**$5,183**	**+ 3.85%**	**6.17%**	**3.7 years**			**66.5%**
Average Loan Size			**$34**	**$30**	**$30**						

Note: All numbers in millions.
1. All-in Yield defined as: (1) current spread of the loan plus (2) any applicable index or index floor plus (3) origination and exit fees amortized over the initial maturity date of the loan.
2. As-is loan to value percentage is from metrics at origination. Predevelopment construction loans at origination will not have an LTV and therefore is nil.
3. Loan is on non-accrual status.

17

Appendix: Core Portfolio - Risk Ratings 18 Note: Principal balance in millions. Our average risk rating was 2.1 for the quarter vs. 2.1 last quarter # of Loans 0 156 16 1 1 +/- vs 1Q’22 - +6 +1 - +1 Principal Balance $- $4,829 $253 $57 $113 Non-Accrual - - - 1 1 0.0% 91.9% 4.8% 1.1% 2.2% 1 2 3 4 5

Appendix: Earnings Sensitivity 19 − Positive earnings correlation to rising rates Note: Reflects illustrative earnings impact of an increase in the floating-rate indices referenced by our portfolio, assuming no change in credit spreads, portfolio composition or asset performance. ($0.02) $0.00 $0.05 $0.11 $0.16 $0.22 -0.25% Base +0.50% +1.00% +1.50% +2.00% Change in Floating Base Rate Indices Sensitivity on Index Rates (Annual EPS Impact) As of 7/25/22: 1M LIBOR: 2.30% 1M SOFR: 2.29% As of 6/30/22 1M LIBOR = 1.79% 1M SOFR = 1.69%

Appendix: Core Portfolio – Allowance For Loan Loss 20 Note: All numbers in millions. Allowance for loan loss above includes future funding. Allowance for Loan Loss by Collateral Type – Before Asset-Specific Reserve Retail 61% Multifamily 31% Hospitality 7% Other 2% $ millions Allowance for Loan Loss Balance at 3/31/22 $15.1 Provision for Credit Loss - General Reserve 4.1 Allowance for Loan Loss Balance at 6/30/22 - Before Asset-Specific Reserve $19.2 Provision for Credit Loss - Asset Specific 28.4 Allowance for Loan Loss Balance at 6/30/22 - Including Asset-Specific Reserve $47.6 Portfolio Principal Balance $5,252 Total Allowance for Loan Loss % of Portfolio 0.9%Allowance for Loan Loss by Collateral Type – Including Asset-Specific Reserve Multifamily 77% Hospitality 16% Office 3% Other 3%

Appendix:
Segment Reporting Summary

FRANKLIN BSP REALTY TRUST

	Nominal ($000s)	Weighted Average Shares Outstanding, Fully Converted [3]	Earnings Per Share, Fully Converted [3]	Daily Average Common Equity ($000s)	Return on Common Equity
GAAP Net Income (Loss)	($25,710)	89,995,323	($0.34)	$1,470,643	(8.3%)
Run-Rate Distributable Earnings [1]	$24,797	89,995,323	$0.22	$1,470,643	5.4%
Distributable Earnings [1]	$30,743	89,995,323	$0.29	$1,470,643	7.0%
GAAP Net Income (Loss):					
Core [2]	(10,796)	88,506,153	($0.18)	1,446,308	(4.3%)
Securities	(14,914)	1,489,169	($10.01)	24,335	nm
Total	**($25,710)**	**89,995,323**	**($0.34)**	**$1,470,643**	**(8.3%)**
Run-Rate Distributable Earnings: [1]					
Core [2]	24,176	88,506,153	$0.22	1,446,308	5.3%
Securities	621	1,489,169	$0.42	24,335	nm
Total	**$24,797**	**89,995,323**	**$0.22**	**$1,470,643**	**5.4%**
Distributable Earnings: [1]					
Core [2]	24,176	88,506,153	$0.22	1,446,308	5.3%
Securities	6,567	1,489,169	$4.41	24,335	nm
Total	**$30,743**	**89,995,323**	**$0.29**	**$1,470,643**	**7.0%**

Note: All numbers in thousands except share and per share data. "nm" represents not meaningful.

1. Please see appendix for the detail on the adjustments from GAAP net income to Distributable Earnings and Run Rate Distributable Earnings.
2. Includes the real estate debt and other real estate investments segment, TRS segment and real estate owned segment. The preferred E dividend is subtracted from the earnings for the earnings per share and return on common equity calculations.
3. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the vesting of our outstanding equity compensation awards.

21

Appendix:
GAAP Net Income to Distributable Earnings Reconciliation

FRANKLIN BSP REALTY TRUST

	3Q'21	4Q'21	1Q'22	2Q'22
GAAP Net Income (Loss)	**38.5**	**(72.9)**	**(22.5)**	**(25.7)**
Adjustments:				
Impairment of Acquired Assets (1)	-	88.3	-	-
CLO Amortization Acceleration/CLO Call (2)	(0.9)	2.7	(1.0)	3.2
Unrealized (Gain)/Loss Reversal (3)	(0.3)	13.2	33.4	19.9
Incentive Fees (4)	4.3	1.8	-	(3.5)
Depreciation & Amortization	-	1.3	1.3	1.3
(Reversal of) / Provision for Credit Loss	(1.6)	0.3	(1.0)	32.5
Loan Workout Charges (5)	-	-	1.9	3.0
Realized trading and derivatives (gain)/loss on ARMs	-	13.6	28.0	(5.9)
Run-Rate Distributable Earnings (6)	**40.0**	**48.2**	**40.1**	**24.8**
Realized trading and derivatives gain/(loss) on ARMs	-	(13.6)	(28.0)	5.9
Distributable Earnings	**40.0**	**34.6**	**12.1**	**30.7**
Preferred Equity E Class Dividend	-	(4.8)	(4.8)	(4.8)
Distributable Earnings to Common (7)	**40.0**	**29.7**	**7.3**	**25.9**
Average Equity (8)	1,063.4	1,451.2	1,519.6	1,470.6
GAAP Net Income (Loss) ROE	14.5%	(21.4%)	(7.2%)	(8.3%)
Run-Rate Distributable Earnings ROE	15.0%	11.9%	9.3%	5.4%
Distributable Earnings ROE	15.0%	8.2%	1.9%	7.0%
Fully Converted Weighted Average Shares Outstanding (9)	57,625,192	83,251,034	89,850,478	89,995,323
GAAP Earnings Per Share, Fully Converted (10)	$0.67	($0.93)	($0.30)	($0.34)
Run-Rate Distributable Earnings Per Share, Fully Converted (10)	$0.69	$0.52	$0.39	$0.22
Distributable Earnings Per Share, Fully Converted (10)	$0.69	$0.36	$0.08	$0.29

Note: All numbers in millions except share and per share data.

1. Represents transaction costs associated with the merger with Capstead on October 19, 2021.
2. Adjusted for non-cash CLO amortization acceleration to effectively amortize issuance costs of our CLOs over the expected lifetime of the CLOs. We assume our CLOs will be outstanding for four years and amortized the financing costs over four years in our distributable earnings as compared to effective yield methodology in our GAAP earnings
3. Adjusted for unrealized gain and loss on loans, derivatives and ARMs securities.
4. Incentive fees that are positive represents incentive fees that were accrued during the quarter, but not paid in cash. Incentive fees that are negative represents incentive fees that were paid in cash in the quarter related to accruals from prior quarters.
5. Represents costs related to loan workouts where they are either viewed as one-time and non-recurring or we expect such costs may be recuperated in the future.
6. Equal to Distributable Earnings excluding the realized trading and derivatives gain/loss on ARMs.
7. Distributable Earnings to common is net of preferred equity E class dividend payment.
8. Represents the average of all equity except the preferred equity E class.
9. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the vesting of our outstanding equity compensation awards.
10. Calculated as GAAP net income less preferred dividend on preferred equity E class or Distributable Earnings to Common divided by fully converted weighted average shares outstanding.

22

Appendix: Book Value Per Share & Shares Outstanding 23Note: All numbers in thousands except per share and share data. June 30, 2022 December 31, 2021 Stockholders' equity applicable to convertible common stock $ 1,423,185 $ 1,543,550 Shares: Common stock 83,709,798 43,951,382 Restricted stock 516,830 14,546 Series C convertible preferred stock 418,880 418,880 Series D convertible preferred stock — 5,370,640 Series F convertible preferred stock — 39,733,299 Series H convertible preferred stock 5,370,640 — Total outstanding 90,016,148 89,488,747 Fully-converted book value per share $ 15.81 $ 17.25

24 Appendix: FBRT Income Statement

25 Appendix: FBRT Balance Sheet